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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                          EASTGROUP PROPERTIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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                          [EASTGROUP PROPERTIES LOGO]


June 3, 1999




   PROPOSAL TO AMEND THE COMPANY'S 1994 MANAGEMENT INCENTIVE PLAN, AS AMENDED



Dear Shareholder:

Proxy material was mailed to you in May 1999 for the Proposal to Amend the Company's 1994 Management Incentive Plan, as amended. According to our records, your vote has not been received. We ask that you return the enclosed card by JUNE 18, 1999.

YOUR VOTE IS IMPORTANT!
Regardless of the number of shares you own, your vote is very important. To ensure that your shares are represented, we urge you to sign, date and return the enclosed card in the envelope provided.

The Board of Directors of EastGroup Properties, Inc. recommends that you vote FOR the Amendment to the Company's 1994 Management Incentive Plan.

BECAUSE TIME IS OF THE ESSENCE, WE URGE YOU TO RETURN YOUR CARD AS SOON AS POSSIBLE SO THAT YOUR VOTE WILL BE COUNTED IN TIME.

Thank you for your cooperation and support.

On behalf of the Board of Directors of
EastGroup Properties, Inc.,


/S/ Keith McKey
N. Keith McKey
Executive Vice President
Chief Financial Officer


If you have already mailed your proxy card, please accept our thanks and disregard this request.




                                 P. O. Box 22728
                             Jackson, MS 39225-2728
                         601-354-3555, Fax 601-352-1441

                          [EASTGROUP PROPERTIES LOGO]


June 3, 1999




   PROPOSAL TO AMEND THE COMPANY'S 1994 MANAGEMENT INCENTIVE PLAN, AS AMENDED



Dear Shareholder:

Proxy material was mailed to you in May 1999 for the Proposal to Amend the Company's 1994 Management Incentive Plan, as amended. According to our records, your vote has not been received. We ask that you return the enclosed card by JUNE 21, 1999.

YOUR VOTE IS IMPORTANT!
Regardless of the number of shares you own, your vote is very important. To ensure that your shares are represented, we urge you to sign, date and return the enclosed card in the envelope provided.

The Board of Directors of EastGroup Properties, Inc. recommends that you vote FOR the Amendment to the Company's 1994 Management Incentive Plan.

CONVENIENT TELEPHONE VOTING
For your convenience, you can now enter your voting instructions by using the toll free number that appears on the upper left side of your voting form in the gray shaded box. You will need to enter the control number that appears directly below the toll free number, also in a gray shaded box. telephone voting is fast, convenient and your vote is immediately confirmed, all at no cost to you.

BECAUSE TIME IS OF THE ESSENCE, WE URGE YOU TO RETURN YOUR CARD AS SOON AS POSSIBLE SO THAT YOUR VOTE WILL BE COUNTED IN TIME.

Thank you for your cooperation and support.

On behalf of the Board of Directors of
EastGroup Properties, Inc.,

/s/ Keith McKey

N. Keith McKey
Executive Vice President
Chief Financial Officer


If you have already mailed your proxy card, please accept our thanks and disregard this request.

                                 P. O. Box 22728
                             Jackson, MS 39225-2728
                         601-354-3555, Fax 601-352-1441